UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2015

MICREL, INCORPORATED

(Exact name of Registrant as specified in its charter)

California	94-2526744
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2180 Fortune Drive, San Jose, CA       95131

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (408) 944-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Introductory Note

On August 3, 2015, Micrel, Incorporated (the “Company”) completed its first-step merger (the “Merger”) with Mambo Acquisition Corp. (“Merger Subsidiary”), a wholly-owned subsidiary of Microchip Technology Incorporated (“Microchip”), pursuant to an Agreement and Plan of Merger dated May 7, 2015, as amended June 30, 2015 and further amended July 28, 2015 (as amended, the “Merger Agreement”) among Microchip, Merger Subsidiary, Mambo Acquisition LLC (“Merger Sub LLC”) and the Company. As a result of the Merger, the Company became a wholly-owned subsidiary of Microchip. Immediately thereafter, as part of a single integrated transaction with the Merger, the Company merged with and into Merger Sub LLC (the “Second Merger”), with Merger Sub LLC continuing as the surviving company and a direct wholly-owned subsidiary of Microchip.

Item 1.02. Termination of a Material Definitive Agreement

On July 31, 2015, the Credit Agreement (the “Credit Facility”) dated May 7, 2009, as amended April 22, 2011 and further amended April 19, 2013, by and between the Company and Bank of the West expired pursuant to its terms. The Company had no borrowings under the Credit Facility immediately prior to July 31, 2015.

The material terms of the Credit Facility are described in the Company’s Current Report on Form 8-K dated May 7, 2009. Such description is hereby incorporated into this report by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.03. Material Modification to Rights of Security Holders

On August 3, 2015, pursuant to the terms of the Merger Agreement, at the time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive (i) $14.00, with respect to each such share of the Company’s common stock (the “Cash Consideration”) or (ii) 0.3264 shares of Microchip’s common stock (the “Stock Consideration”, together with Cash Consideration, the “Merger Consideration”).

The deadline for the Company’s shareholders to submit Merger Consideration elections was 8:00 am, California time, on August 3, 2015. Based on the preliminary results of the Merger Consideration elections provided by Wells Fargo Bank, N.A., Microchip’s exchange agent, valid stock elections were made for 26,430,339 shares of Company common stock. No fractional shares of Microchip’s common stock are being issued, and cash is being paid in lieu thereof. Microchip paid approximately $430 million in cash and issued 8,626,795 shares of Microchip common stock to former shareholders of the Company in connection with the Merger upon the closing. The source of funds for such cash payment was cash on hand. As a result of the Merger, the Company became a wholly owned subsidiary of Microchip.

The description herein of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 8, 2015 Amendment No. 1 to the Merger Agreement which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2015, and Amendment No. 2 to the Merger Agreement, which is filed herewith as Exhibit 2.3, and are each hereby incorporated by reference herein.

Item 5.01. Changes in Control of Registrant

As a result of the Merger, the Company became a wholly-owned subsidiary of Microchip. The disclosure under Item 3.03 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, certain officers and directors of the Company prior to the Merger ceased to serve as officers and directors of the Company and its subsidiaries. Following the effective time of the Second Merger, the Surviving Company will be managed by and under the direction of Microchip as its sole member.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Certificate of Incorporation of the Company (the “Certificate”) was amended and restated at the effective time of the Merger to read as set forth on Exhibit 3.1 to this report. Pursuant to the Merger Agreement, the bylaws of Merger Subsidiary as in effect at the effective time of the Merger became the bylaws of the Company, which read as set forth on Exhibit 3.2 to this report. Following the Merger, the Second Merger was effected with the Company merging with and into Merger Sub LLC and Merger Sub LLC surviving the merger as a wholly owned subsidiary of Microchip. As a result of the Second Merger, the certificate of formation of Merger Sub LLC was amended and became the certificate of formation of the Surviving Company. Additionally, the operating agreement of Merger Sub LLC, as in effect immediately prior to the effective time of the Second Merger, became the operating agreement of the Surviving Company, and the name of Surviving Company became “Micrel, LLC”.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 3, 2015, the Company held a special meeting of its shareholders in connection with the Merger. At the meeting, the Company’s shareholders present in person or by proxy voted on the matters described below.

Proposal No. 1: Shareholders approved a proposal to adopt the Merger Agreement, based on the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
51,291,181	193,784	345,594	0

Proposal No. 2: Shareholders to approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of Proposal No. 1. As there were sufficient shareholder votes in favor of the approval of Proposal No. 1 by the start of the special meeting of shareholders, no vote for this Proposal No. 2 was taken at the meeting.

Proposal No. 3: Shareholders approved on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, and the agreements and understanding pursuant to which such compensation may be paid or become payable, based on the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
42,984,562	8,504,002	341,995	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 9, 2015)
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated June 30, 2015 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 7, 2015)
2.3	Amendment No. 2 to Agreement and Plan of Merger, dated July 28, 2015
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED (the Registrant)

By:	/s/ Colin Sturt
Colin Sturt
Vice President of Corporate Development, General Counsel and Corporate Secretary

Dated: August 3, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 9, 2015)
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated June 30, 2015 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 7, 2015)
2.3	Amendment No. 2 to Agreement and Plan of Merger, dated July 28, 2015
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws